Exhibit 13.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of Star Bulk Carriers Corp. (the “Company”) on Form 20-F for the year ended December 31, 2017 as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Simos Spyrou, and I, Christos Begleris, each a Co-Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date:          March 22, 2018

/s/ Simos Spyrou

Simos Spyrou
Co-Chief Financial Officer (Co-Principal Financial Officer)

/s/ Christos Begleris

Christos Begleris
Co-Chief Financial Officer (Co-Principal Financial Officer)